ASTEC INDUSTRIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2004

TO THE SHAREHOLDERS:

The Annual Meeting of Shareholders of Astec Industries, Inc., a Tennessee corporation, will be held at the Company's offices at 4101 Jerome Avenue, Chattanooga, Tennessee, on April 27, 2004, at 10:00 a.m., Chattanooga time, for the following purposes:

1. To elect four directors in Class III to serve until the annual meeting of shareholders in 2007, or in the case of each director, until his successor is duly elected and qualified.

2. To elect one director in Class II to serve until the annual meeting of shareholders in 2006, or until his successor is duly elected and qualified. This director will fill the unexpired term of Mr. Robert H. West who is resigning as a member of the Board of Directors effective as of the date of the Annual Meeting.

3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only shareholders of record at the close of business on February 25, 2004 are entitled to notice of, and to vote at, the Annual Meeting. The transfer books will not be closed. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection by shareholders at the Company's offices from March 17, 2004 through the Annual Meeting.

By Order of the Board of Directors

ALBERT E. GUTH
Secretary

Dated: March 15, 2004

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, YOU MAY VOTE YOUR SHARES VIA A TOLL-FREE TELEPHONE NUMBER OR VIA THE INTERNET OR YOU MAY SIGN, DATE, AND RETURN THE ENCLOSED PROXY APPOINTMENT CARD PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

ASTEC INDUSTRIES, INC.
1725 Shepherd Road
Chattanooga, Tennessee 37421
(423) 899-5898

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
APRIL 27, 2004

The enclosed proxy appointment is solicited by and on behalf of the Board of Directors of Astec Industries, Inc. for use at its Annual Meeting of Shareholders to be held on April 27, 2004, and at any adjournments thereof. The appointment of proxy is revocable at any time prior to its exercise at the Annual Meeting by (i) written notice to the Secretary of the Company, (ii) properly submitting to the Company a duly executed proxy appointment bearing a later date, or (iii) attending the Annual Meeting and voting in person.

This Proxy Statement is being mailed by the Company to its shareholders on or about March 23, 2004. The Company's Annual Report to Shareholders for the fiscal year ended December 31, 2003, including financial statements, is being sent to the shareholders with this Proxy Statement.

Only holders of record of the Company's Common Stock as of the close of business on February 25, 2004 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 19,743,894 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. A shareholder is entitled to one vote for each share of Common Stock held.

ELECTION OF DIRECTORS

The Board of Directors of the Company is divided into three classes, with the term of office of each class ending in successive years. The terms of directors of Class III expire with this Annual Meeting. The directors of Class I and Class II will continue in office until the 2005 and 2006 annual meetings of shareholders, respectively. At the present time, there are three directors in Class I, three directors in Class II, and four directors in Class III. The shareholders are being asked to vote for the election of four directors to serve in Class III and one director in Class II.

If the enclosed proxy appointment card is properly executed and returned, the persons appointed as proxies will vote the shares represented by the proxy appointment in favor of the election to the Board of Directors of each of the four Class III nominees and the one Class II nominee whose names appear below, unless either authority to vote for any or all of the nominees is withheld or such appointment has previously been revoked. It is anticipated that management shareholders of the Company will grant authority to vote for the election of all the nominees. Each Class III director will be elected to hold office until the 2007 annual meeting of shareholders and thereafter until his successor has been elected and qualified. The Class II director will be elected to hold office until the 2006 annual meeting of shareholders and thereafter until his successor has been elected and qualified. The Class II director will fill the unexpired term of Mr. Robert H. West who is resigning as a member of the Board of Directors effective as of the date of the Annual Meeting. In the event that any nominee is unable to serve (which is not anticipated), the persons appointed as proxies will cast votes for the remaining nominees and for such other persons as they may select.

A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the Annual Meeting. You will be considered part of the quorum if you attend the Annual Meeting in person or if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the annual meeting for purposes of determining a quorum. Abstentions will have the same effect as negative votes on all matters but the election of directors, as to which they will not count in the voting results. Broker non-votes will not count in the voting results as to any matter, including the election of directors. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary authority to vote on that item and has not received instructions from the owner of the shares.

The Board of Directors recommends that shareholders check "FOR" to vote for the election of all of the nominees. The affirmative vote of the holders of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting at which a quorum is present is required for the election of each of the nominees. Withholding authority to vote with respect to any one or more nominees will not constitute a vote either for or against such nominee(s).

Certain Information Concerning Nominees and Directors

The following table sets forth the names of the nominees and of the Company's current directors, their ages, the year in which they were first elected directors, their positions with the Company, their principal occupations and employers for at least the last five years, any other directorships held by them in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940, the number of shares of the Company's Common Stock beneficially owned by them on February 25, 2004, and the percentage of the 19,743,894 total shares of Common Stock outstanding on such date that such beneficial ownership represents. For information concerning membership on Committees of the Board of Directors, see "Other Information About the Board and its Committees" below.

NOMINEES FOR DIRECTOR

Class III
For the Three-Year Term Expiring Annual Meeting 2007

Name, Age and Year First Elected Director	Positions with the Company, Principal Occupations During At Least Past Five Years, and Other Directorships	Shares of Common Stock Beneficially Owned and Percent of Common Stock Outstanding1

J. Don Brock (65) (1972)

Dr. Brock has been President of the Company since its incorporation in 1972 and assumed the additional position of Chairman of the Board in 1975. He earned his Ph.D. degree in mechanical engineering from the Georgia Institute of Technology. Dr. Brock also serves as a director on the board of The Dixie Group, Inc., a public company in the carpet manufacturing business.

2,947,207[2] 14.7%
Albert E. Guth (64) (1972)

Mr. Guth has served as Group Vice President - Administration since January 1, 2003. Mr. Guth served as the President of Astec Financial Services, Inc., a subsidiary of the Company from June 1996 until December 2002. Previously he served as Chief Financial Officer of the Company from 1987 until June 1996, Senior Vice President of the Company from 1984 until June 1996 and Secretary of the Company since 1972.

95,991[3] --
W. Norman Smith (64) (1982)

Mr. Smith was appointed Group Vice President - Asphalt in December 1998 and has served as the President of Astec, Inc., a subsidiary of the Company, since November 1994. Previously, he served as the President of Heatec, Inc., a subsidiary of the Company, since 1977.

544,965[4] 2.7%
William B. Sansom (61) (1995)

Mr. Sansom has served as the Chairman and Chief Executive Officer of H.T. Hackney Co., a diversified wholesale grocery, gas and oil, and furniture manufacturing company, since 1983. Formerly, Mr. Sansom served as the Tennessee Commissioner of Transportation from 1979 to 1981, and as Tennessee Commissioner of Finance and Administration from 1981 to 1983. Mr. Sansom also serves as a director on the boards of Martin Marietta Materials and First Tennessee National Corporation.

10,2785 --

Class II
For the Two-Year Term Expiring Annual Meeting 2006

R. Douglas Moffat (57) (Nominated in 2004)

Mr. Moffat has served as President of Moffat Capital, LLC, an investment bank and research firm, since 2002. Prior to forming Moffat Capital, LLC, Mr. Moffat served as Managing Director and Deputy Director of Research of SunTrust Robinson Humphrey Capital Markets, beginning in 2001. Previously, from 1988 to 2001, Mr. Moffat was a research analyst for Robinson Humphrey Company and a Managing Directors of its Industrial Growth Group from 1997 to 2001.

0 --

MEMBERS OF THE BOARD OF DIRECTORS
CONTINUING IN OFFICE

Class I
Term Expiring Annual Meeting 2005

Name, Age and Year First Elected Director	Positions with the Company, Principal Occupations During At Least Past Five Years, and Other Directorships	Shares of Common Stock Beneficially Owned and Percent of Common Stock Outstanding1

William D. Gehl (57) (1999)	Mr. Gehl is Chairman of the Board and Chief Executive Officer of Gehl Company, a public company engaged in the manufacturing of agricultural and industrial construction equipment.	4,755[6] --
Ronald W. Dunmire (66) (1996)

Mr. Dunmire served as President and Chief Executive Officer of Cedarapids, Inc., a manufacturer of rock crushing and road building equipment and a subsidiary of Raytheon Company, from 1983 until 1993. Mr. Dunmire is currently retired.

6,790 --
Ronald F. Green (56) (2002)

Mr. Green serves as Senior Vice President of USEC, Inc., a leading producer of commercial nuclear reactor fuel. Prior to Joining USEC, from 2002 to 2003, Mr. Green was the President of Green and Associates, LLC and President of Power Measurement Technology, Inc. From 2001 to 2002, Mr. Green served as President of FPL Energy, a wholesale electricity generator. Prior to joining FPL Energy in November 2001, Mr. Green was President of Duke Engineering and Services, Inc. and Chief Operating Officer of Duke Solutions, Inc.

3,889 --

Class II
Term Expiring Annual Meeting 2006

Name, Age and Year First Elected Director	Positions with the Company, Principal Occupations During At Least Past Five Years, and Other Directorships	Shares of Common Stock Beneficially Owned and Percent of Common Stock Outstanding1
Daniel K. Frierson (62) (1994)

Mr. Frierson has been the Chief Executive Officer of The Dixie Group, Inc., a public company in the carpet manufacturing business, since 1979 and has served as Chairman of the Board of such company since 1987. Mr. Frierson also serves as a director on the boards of Printpack, Inc. and Louisiana-Pacific Corporation.

11,8067 --
Robert G. Stafford (65) (1988)	Mr. Stafford was appointed Group Vice President - Aggregate in December 1998 and served as President of Telsmith, Inc., a subsidiary of the Company from April 1991 to December 1998.	379,372[8] 1.9%

1 The amounts of the Company's Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. The beneficial owner has both voting and dispositive power over the shares of Common Stock, unless otherwise indicated. As indicated, certain of the shares included are beneficially owned by the holders by virtue of their ownership of options to purchase Common Stock that are exercisable within 60 days of February 25, 2004 under the Executive Officer Annual Bonus Equity Election Plan, the 1992 Stock Option Plan, the 1998 Long-Term Incentive Plan or the Non-Employee Directors Stock Incentive Plan and such shares issuable upon currently exercisable options have been taken into account in determining the percent of Common Stock owned. Unless indicated in the table, the number of shares included in the table as beneficially owned by a director or nominee does not exceed one percent of the Common Stock of the Company outstanding on February 25, 2004.

2 Includes 276,108 shares held by Edna F. Brock, Dr. Brock's mother, over which shares he has power of attorney. Does not include 540,000 shares held by the J.A. Brock Residual Trust, a trust of which Dr. Brock and his sister, Edith B. Murray, are beneficiaries. Includes outstanding options to purchase 244,768 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 25, 2004. Also includes 21,908 shares held in the Company's Supplemental Executive Retirement Plan and beneficial ownership of 18,000 shares owned by Dr. Brock's wife in her personal brokerage account.

3 Includes outstanding options to purchase 62,389 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 25, 2004. Also includes 9,313 shares held in the Company's Supplemental Executive Retirement Plan and 4,289 shares held in the Company's 401(k) Plan.

4 Includes outstanding options to purchase 311,593 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 25, 2004. Also includes 10,532 shares held in the Company's Supplemental Executive Retirement Plan and beneficial ownership of 152,040 shares held in the W. Norman Smith Revocable Living Trust and 70,000 shares held in the Merle L. Smith Revocable Living Trust.

5 Includes outstanding options to purchase 8,278 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 25, 2004.

6 Includes beneficial ownership of 4,422 deferred rights to shares of Common Stock received as director compensation during 2000, 2001, 2002 and 2003.

7 Includes outstanding options to purchase 8,145 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 25, 2004. Also includes beneficial ownership of 661 deferred rights to shares of Common Stock received as director compensation during 2001.

8 Includes outstanding options to purchase 334,664 shares of Common Stock to the extent such options are either currently exercisable or will become exercisable within 60 days after February 25, 2004. Also includes 11,360 shares held in the Company's Supplemental Executive Retirement Plan and 3,348 shares held in the Company's 401(k) Plan.

Other Information about the Board and its Committees

Meetings. During 2003, the Board of Directors held five meetings, and the Board's Committees held the meetings described below. Each incumbent director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board of Directors held during the period for which he has been a director; and (2) the total number of meetings held by all committees of the Board on which he served during the periods that he served. Following the 2004 Annual Meeting, provided that Mr. Sansom is re-elected to the Board, the Board has determined that a majority of the directors will be independent as required by the recently amended National Association of Securities Dealers Marketplace Rules (the "Nasdaq Rules"). The Board has affirmatively determined by resolution that directors (or nominees) Dunmire, Frierson, Gehl, Green, Sansom and West are independent within the meaning of the Nasdaq Rules. The Board has affirmatively determined by resolution that during fiscal 2004, the Company must have two or more regularly scheduled executive session meetings attended solely by these independent directors. The Board has also affirmatively determined by resolution that it encourages all members of the Board to attend each annual meeting of shareholders, particularly those directors who are up for election at any such meeting.

The independent members of the Board of Directors have selected Mr. Sansom as the Lead Independent Director. Among other duties, as Lead Independent Director, Mr. Sansom will preside over, coordinate and develop the agenda for executive sessions of the independent directors, and consult with the Chairman of the Board over Board and committee meeting agendas, Board meeting schedules and the flow of information to the Board.

  Committees. During 2003, the Company's Board of Directors had an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee and a Technical Committee. Certain information regarding the Board's Committees is set forth below.

Executive Committee. The Executive Committee is authorized to act on behalf of the Board of Directors on matters that may arise between regular meetings of the Board upon which the Board of Directors would be authorized to act. During 2003, the members of the Executive Committee were Dr. Brock (Chairman) and Messrs. Smith, Frierson and Guth. The Executive Committee did not meet during 2003, but took necessary actions during the year through consents by the Executive Committee. The current members of the Executive Committee are Dr. Brock (Chairman) and Messrs. Smith, Frierson and Guth.

Audit Committee. The Audit Committee annually reviews and recommends to the Board the firm to be engaged as outside auditors for the next fiscal year, reviews with the outside auditors the plan and results of the auditing engagement, reviews the scope and results of the Company's procedures for internal auditing, and inquires as to the adequacy of the Company's internal accounting controls. In 2003, the members of the Audit Committee were Messrs. Sansom (Chairman), Gehl, Green, and Dunmire. During 2003, the Audit Committee held four meetings. The current members of the Audit Committee are Messrs. Sansom (Chairman), Gehl, Green and Dunmire. All members of the Audit Committee are independent (as independence is defined in the Nasdaq Rules).

Compensation Committee. The Compensation Committee is authorized to consider and recommend to the full Board the executive compensation policies of the Company and to administer the Company's stock option plans. In 2003, the members of the Compensation Committee were Messrs. Dunmire (Chairman), Gehl and West, and during 2003, the Compensation Committee held one meeting. The current members of the Compensation Committee are Messrs. Dunmire (Chairman) Gehl and West. Mr. West is resigning from the Board of Directors effective as of the date the Annual Meeting, and Mr. Moffat will be appointed to the Compensation Committee if he is elected to the Board of Directors at the Annual Meeting. All members of the Compensation Committee are independent (as independence is defined in the Nasdaq Rules).

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (formerly known as the Nominating Committee) interviews, evaluates, nominates and recommends individuals for membership on the Company's Board and committees thereof, and is responsible for establishing corporate governance policies and principles to be applicable to the Company and periodically re-evaluating such policies and guidelines for the purpose of suggesting amendments to them if appropriate. During 2003, the members of the Nominating Committee (now the Nominating and Corporate Governance Committee) were Messrs. Frierson (Chairman), Sansom and West. The Nominating Committee met one time during 2003. The current members of the Nominating and Corporate Governance Committee are Messrs. Frierson (Chairman) Sansom and West. Mr. West is resigning from the Board of Directors effective as of the date the Annual Meeting, and Mr. Moffat will be appointed to the Nominating and Corporate Governance Committee if he is elected to the Board of Directors at the Annual Meeting. All members of the Nominating and Corporate Governance Committee are independent (as independence is defined in the Nasdaq Rules).

The Nominating Corporate Governance Committee was formerly known as the Nominating Committee. In March 2004, the Board of Directors expanded the Committee's duties to include certain functions related to the corporate governance of the Company and, as a result, the Nominating Committee was renamed the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors. A copy of the Nominating and Corporate Governance Committee's charter is available on the Company's website at www.astecindustries.com.

The Nominating and Corporate Governance Committee will consider written recommendations from shareholders for Company nominees to the Board. A shareholder who wishes to recommend a person to the Committee for nomination by the Company must submit a written notice by mail to the Nominating and Corporate Governance Committee c/o the Corporate Secretary, Astec Industries, Inc. at 1725 Shepherd Road, Chattanooga, Tennessee 37421. Such a written recommendation must be received no later than ninety (90) days in advance of the annual meeting of shareholders and should include (i) the candidate's name, business address and other contact information, (ii) a complete description of the candidate's qualifications, experience and background, as would be required to be disclosed in the proxy statement pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended, (iii) a signed statement by the candidate in which he or she consents to being named in the proxy statement as a nominee and to serve as a director if elected, (iv) a signed statement authorizing the Company to perform a background search on the candidate and (v) the name and address of the shareholder(s) of record making such a recommendation.

The Nominating and Corporate Governance Committee recommends nominees for election to the Board based on a number of qualifications, including but not limited to, independence, character and integrity, financial literacy, level of education and business experience, sufficient time to devote to the Board, and a commitment to represent the long-term interests of the Company's shareholders. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates a candidate that is recommended for nomination for membership on the Company's Board by a shareholder. The Nominating and Corporate Governance Committee has not received any recommended nominations from any of the Company's shareholders in connection with the Annual Meeting.

The Nominating and Corporate Governance Committee identifies potential Company nominees for director through a variety of business contacts, including current executive officers, directors, community leaders and shareholders as a source for potential Board candidates. The Committee may, to the extent it deems appropriate, retain a professional search firm and other advisors to identify potential nominees for director.

The Nominating and Corporate Governance Committee evaluates candidates to the Board by reviewing their biographical information and qualifications. If the Nominating and Corporate Governance Committee determines that a candidate is qualified to serve on the Board, such candidate is interviewed by at least one member of the Nominating and Corporate Governance Committee and the Chief Executive Officer. Members of the Board also have an opportunity to interview qualified candidates. As described above, the Committee will also consider candidates recommended by shareholders. The Nominating and Corporate Governance Committee then determines, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the Company nominate a candidate for approval by the shareholders to fill a directorship. With respect to an incumbent director whom the Nominating and Corporate Governance Committee is considering as a potential nominee for re-election, the Committee reviews and considers the incumbent director's service to the Company during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company in addition to such person's biographical information and qualifications.

In evaluating candidates to the Board, the Nominating and Corporate Governance Committee also takes into account the skill sets that are needed to balance and complement the skill sets of other candidates and members of the Board, and the skills and expertise of a candidate that facilitate the Company's compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board is nominating five individuals for election as Directors. Of the five nominees, four are current Directors. Mr. R. Douglas Moffat is standing for election by the shareholders for the first time. Mr. Moffat was recommended to the Board by Daniel K. Frierson, a non-employee Director.

Technical Committee. The Technical Committee did not meet during 2003. In 2003, the members of the Technical Committee were Dr. Brock (Chairman) and Messrs. Stafford, Smith and Dunmire. The current members of the Technical Committee are Dr. Brock (Chairman), and Messrs. Stafford, Smith and Dunmire.

COMMON STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of the Company's Common Stock, as of February 25, 2004, by (i) the Named Executive Officers (who are not directors of the Company) and (ii) the Company's directors and executive officers as a group.

Name	Shares Beneficially Owned	Percent of Class

Thomas R. Campbell	219,917[1]	1.1%

All executive officers and directors as a group	4,711,575[2]	22.1%

___________________

1 Includes outstanding options to purchase 178,022 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 25, 2004. Also includes 9,195 shares held in the Company's Supplemental Executive Retirement Plan.

2 Includes 1,565,468 shares that the directors and executive officers have the right to acquire pursuant to currently exercisable options or options exercisable within 60 days after February 25, 2004 under the Company's stock option plans. Such shares issuable upon exercise of such options are assumed to be outstanding for purposes of determining the percent of shares owned by the group. Also includes 14,897 shares of Common Stock held in the Company's 401(k) Plan, 10,897 deferred rights to shares of Common Stock, 92,412 shares held in the Company's Supplemental Executive Retirement Plan and 517,468 shares held indirectly.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of the dates indicated with respect to the only persons who are known by the Company to be the beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock.

Name and Address of Beneficial Owner	Shares Beneficially Owned[1]	Percent of Class
J. Don Brock Astec Industries, Inc. 4101 Jerome Avenue Chattanooga, Tennessee 37407	2,947,207[2]	14.7%
Lynne W. Brock 6454 Howard Adair Road Chattanooga, Tennessee 37416	1,664,063[3]	8.4%
Van Den Berg Management, Inc. 1301 Capital of Texas Highway Suite B-228 Austin, Texas 78746	2,701,788[4]	13.7%
FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	2,856,440[5]	14.5%

___________________

1 The amounts of the Company's Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. The beneficial owner has both voting and dispositive power over the shares of Common Stock, unless otherwise indicated.

2 Includes 276,108 shares held by Edna F. Brock, Dr. Brock's mother, over which shares he has power of attorney. Does not include 540,000 shares held by the J.A. Brock Residual Trust, a trust of which Dr. Brock and his sister, Edith B. Murray, are beneficiaries. Includes outstanding options to purchase 244,768 shares of Common Stock that are currently exercisable or will become exercisable within 60 days after February 25, 2004. Also includes 21,908 shares held in the Company's Supplemental Executive Retirement Plan and beneficial ownership of 18,000 shares owned by Dr. Brock's wife in her personal brokerage account.

3 The information shown is derived from account statements of Lynne W. Brock, which were provided on March 1, 2004 by her investment broker at Stifel, Nicolaus & Company, Inc.

4 The information shown is derived from a Schedule 13G filed on January 13, 2004 by Van Den Berg Management, Inc.

5 The information shown is derived from a Schedule 13G filed on February 17, 2004 by FMR Corp.

EXECUTIVE COMPENSATION

The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended December 31, 2001, 2002 and 2003 for (i) the President of the Company, and (ii) each of the four other most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").

Summary Compensation Table

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (# of shares)	All Other Compensation ($)1

J. Don Brock	2003	$350,000	--	--	$81,039
Chairman of the Board	2002	450,000	--	--	96,594
And President	2001	450,000	--	40,000	96,409

Albert E. Guth	2003	$207,000	--	--	$33,240
Vice President,	2002	183,775	--	--	30,314
Administration	2001	170,775	--	889	38,408

Robert G. Stafford	2003	$207,000	--	--	$32,990
Group Vice President - Aggregate	2002	207,000	--	--	33,218
And Mining	2001	207,000	--	35,000	38,987

W. Norman Smith	2003	$207,000	--	--	$34,488
Group Vice President - Asphalt	2002	207,000	--	--	36,897
And President of Astec, Inc.	2001	207,000	$10,350	27,993	40,308

Thomas R. Campbell	2003	$219,000	--	--	$34,560
Group Vice President --	2002	219,000	--	--	42,169
Mobile Asphalt Paving and	2001	170,800	--	38,094	32,043
Underground

___________________

1 The compensation reported under All Other Compensation represents (a) contributions to the Company's 401(k) Plan on behalf of the Named Executive Officers to match 2003 pre-tax elective contributions (included under salary and bonus) made by each Named Executive Officer to such plan; (b) contributions to the Company's Supplemental Executive Retirement Plan on behalf of the Named Executive Officers; and (c) insurance premiums on health insurance policies and term life insurance policies for the benefit of each of the Named Executive Officers. Company contributions under the 401(k) Plan for the 2003 fiscal year were as follows: $6,000 to Dr. Brock; $6,000 to Mr. Guth; $6,000 to Mr. Stafford; $6,000 to Mr. Smith; and $6,000 to Mr. Campbell. For the 2003 fiscal year, Company contributions under the Supplemental Executive Retirement Plan were: $39,853 for Dr. Brock; $19,338 for Mr. Guth; $19,075 for Mr. Stafford; $20,013 for Mr. Smith; and $20,277 for Mr. Campbell. The amount of insurance premium paid for the benefit of each of the Named Executive Officers for the 2003 fiscal year was: $11,616 for Dr. Brock; $7,902 for Mr. Guth; $7,915 for Mr. Stafford; $8,475 for Mr. Smith; and $8,283 for Mr. Campbell. The amount of term life insurance premium paid for the benefit of Dr. Brock was $23,570. Other than Dr. Brock, no term life insurance premium, other than group term life insurance provided to all employees, was paid for the benefit of the Named Executive Officers.

Option Grants in Last Fiscal Year

No stock options were granted to the Named Executive Officers in 2003.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

The following table shows stock option exercises by the Named Executive Officers during 2003, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares underlying both exercisable and non-exercisable stock options as of December 31, 2003. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Company's Common Stock.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
J. Don Brock	--	--	244,768	--	--	--
Albert E. Guth	5,444	$26,716	62,389	--	$203,370	--
Robert G. Stafford	16,556	87,945	334,664	--	801,210	--
W. Norman Smith	16,000	74,432	311,593	--	557,740	--
Thomas Campbell	--	--	178,022	--	--	--

Pension Plan. The Company formerly operated a defined benefit plan for the Barber-Greene shop, Barber-Greene office and Telsmith office employees. In December 1995, all assets in this plan were finally distributed to Transamerica, Inc. for the establishment of annuities for the benefit of its participants. At the time of this distribution, Mr. Stafford had nine and one-third years of credit under the plan and has an estimated annual benefit payable upon retirement of $8,385.

Compensation of Directors. During 2003, the Company's policy regarding the compensation of directors was to pay directors who were not full-time employees of the Company a fee of $20,000 per year, plus $1,000 for each Board meeting attended. In accordance with the Company's Non-Employee Directors Stock Incentive Plan, the Company's non-employee directors can elect to be paid their annual fee in either Common Stock, deferred stock or stock options. Further, directors are paid $500 per committee meeting attended or $300 if the committee meeting occurs on the day of a Board meeting. However, the Chairman of the Audit Committee is paid $1,000 per Audit Committee meeting or $600 if the Audit Committee meeting occurs on the day of the Board meeting. The Company also reimburses the directors for travel and other out-of-pocket expenses incurred in connection with their duties as directors. Directors who are full-time employees of the Company receive no additional compensation for services as directors.

Compensation Committee Interlocks and Insider Participation. In 2003, the members of the Company's Compensation Committee were Messrs. Dunmire (Chairman), Gehl, and West, none of which served as an officer or employee of the Company during the 2003 fiscal year. The current members of the Compensation Committee are Messrs. Dunmire (Chairman), Gehl and West. Mr. West is resigning from the Board of Directors effective as of the date the Annual Meeting, and Mr. Moffat will be appointed to the Compensation Committee if he is elected to the Board of Directors at the Annual Meeting. There are no "interlocks," as defined by the SEC, with respect to any member of the Compensation Committee.

Five-Year Shareholder Return Comparison. The following line-graph presentation compares cumulative, five-year shareholder returns of the Company with the Nasdaq Stock Market (US Companies) and an industry group composed of manufacturers of industrial and commercial machinery and equipment over the same period (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Stock Market (US Companies) and the industry group on December 31, 1998, and reinvestment of all dividends).

Comparison of Five-Year Cumulative Total Returns
Performance Graph for Astec Industries, Inc.

Total return calculations for the Nasdaq Stock Market (US Companies) and the Peer Index were prepared by the Center for Research in Security Prices, The University of Chicago. The Peer Index is composed of the approximately 10 companies in the Standard Industrial Classification Code Group 3590-3599 (manufacturers of industrial and commercial machinery and equipment). Information with regard to SIC classifications in general can be found in the Standard Industrial Classification Manual published by the Executive Office of the President, Office of Management and Budget. Specific information regarding the companies comprising the Peer Index, SIC Code Group 3590-3599, will be provided to any shareholder upon request to the Secretary of the Company.

CERTAIN TRANSACTIONS

On December 14, 1998, Edna F. Brock, the mother of Dr. J. Don Brock, Chairman of the Board and President of the Company, loaned $85,000 to the Company to supplement its working capital revolving credit facility. The Company executed a demand note payable to Mrs. Brock in connection with this loan bearing interest at a rate equal to that paid to Bank One N.A. under the Company's unsecured revolving line of credit. At the time Mrs. Brock loaned these funds to the Company, the Company's outstanding balance under its $70,000,000 revolving credit facility was approximately $26,000,000. During 2001, the Mrs. Brock loaned the Company an additional $50,000, bearing interest at the rate described above. The Company repaid the loan in full on January 22, 2003, including interest accrued to date.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Decisions and recommendations regarding the compensation of the Company's executive officers are made by the Compensation Committee of the Board of Directors, which during 2003 was comprised of Messrs. Dunmire, Gehl and West. Set forth below is a report of the members of the Compensation Committee during 2003 concerning the Company's compensation policies for 2003. The following report is not subject to incorporation by reference in any filings made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Overview and Philosophy

The Compensation Committee of the Board of Directors is composed entirely of outside directors and is responsible for making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board, recommends the compensation to be paid to the Company's executive officers.

The objectives of the Company's executive compensation program are to:

  Approve compensation policies and guidelines that will attract and retain qualified personnel and reward performance.

  Encourage the achievement of Company performance by utilizing a performance rated bonus plan.

The executive compensation program provides an overall level of compensation opportunity that is competitive within the construction equipment manufacturing industry, as well as with a broader group of companies of comparable size and complexity. Actual compensation levels may be greater or less than average competitive levels in similar companies based upon annual and long-term Company performance as well as individual performance. The Compensation Committee will use its discretion to recommend executive compensation where in its judgment external, internal or an individual's circumstances so warrant.

Executive Officer Compensation Program

The Company's executive officer compensation program is comprised of base salary, annual cash performance rating bonus plan compensation, contributions to the Supplemental Executive Retirement Plan, long-term incentive compensation in the form of stock options and various benefits, including medical and 401(k) plans generally available to all employees of the Company. The Company does not have a policy that requires or encourages the Board of Directors to limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The Board of Directors will consider various alternatives for preserving the deductibility of compensation payments and benefits to the extent necessary and to the extent consistent with its other compensation objectives.

Base Salary

Base salary for the Company's executive officers is determined by the Compensation Committee based on the individual's education, experience and performance. The Compensation Committee periodically reviews each executive officer's compensation.

Annual Cash Incentive Compensation

The Performance Rating Management Bonus Plan is the Company's annual incentive program for executive officers and key managers of the Company's subsidiaries, and all non-union employees. The purpose of the plan is to provide direct financial incentive in the form of an annual cash bonus to those who achieve at least a minimum amount of their business units' annual goals. In 2004, based on the proposed Executive Officer Annual Bonus Equity Election Plan, the Company's Executive Officers will have the option to receive up to 100% of their bonus in Common Stock or stock options. Budgeted goals for the Company and each business unit are set at the beginning of each fiscal year. Goals are set for the following measures of Company performance: return on capital employed, cash flow on capital employed, income before income tax, and safety. Each year the relative values of these measures are adjusted based on the circumstances and goals defined. Individual performance may also be taken into account in determining bonuses, but no bonus is paid unless the above criteria have been achieved. A performance score is applied to ten percent of earnings by subsidiary after consideration of income taxes. The performance rating earned may vary from 1% to 100% of the 10%. In 2004, the Company will emphasize return on capital employed, cash flow on capital employed and safety as measures of Company performance.

Stock Options

The stock option program is the Company's long-term incentive plan for executive officers and key managers. The objectives of the program are to relate executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a long-term stock position in the Company's Common Stock. The Company's stock option plans authorize the Compensation Committee to award key personnel stock options and stock appreciation rights. Awards are granted at the discretion of the Compensation Committee based on Company performance, individual performance and the employee's position with the Company.

Benefits

The Company provides medical and 401(k) benefits to the executive officers that are generally available to Company employees. The amount of prerequisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for fiscal 2003 and are very minimal.

Chief Executive Officer Compensation

Dr. Brock has served as President of the Company since he founded it in 1972. The Compensation Committee's basis for determining the compensation of Dr. Brock during the fiscal year ended December 31, 2003, was based on the compensation philosophy discussed above. Dr. Brock participated in the same executive compensation plans available to the other executive officers. For the fiscal year ending December 31, 2003, the Compensation Committee set Dr. Brock's base salary at $350,000. The compensation level established for Dr. Brock was in response to the Committee's and the Board's assessments of the Company's performance and accomplishments in our 2002 fiscal year, as well as the position of Dr. Brock in the Company and the nature of his responsibilities and contributions. The Compensation Committee considered the performance of Dr. Brock in terms of Astec's performance in meeting its targets, from both an operational and a financial standpoint, and in executing its strategic plan. The Compensation Committee also considered Astec's performance relative to its peers and competitors in the industry in evaluating the compensation payable to Dr. Brock.

Although the Compensation Committee believes Dr. Brock has continued to manage the Company well in a challenging business climate, Dr. Brock declined a 2004 salary increase and consideration for a bonus related to 2003 performance.

COMPENSATION COMMITTEE
Ronald W. Dunmire, Chairman
William D. Gehl
Robert H. West

REPORT OF THE AUDIT COMMITTEE

Decisions and recommendations regarding the financial reporting procedures of the Company are made by the Audit Committee of the Board of Directors, which during 2003 was comprised of Messrs. Dunmire, Gehl, Green, and Sansom. The following report is not subject to incorporation by reference in any filings made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board of Directors on March 13, 2000, and amended and restated on each of October 24, 2002 and March 11, 2004, which is included as Appendix A to this proxy statement. This report reviews the actions taken by the Audit Committee with regard to the Company's financial reporting process during 2003 and the Company's audited consolidated financial statements as of December 31, 2003 included in the Company's Annual Report on Form 10-K.

In March 2004, the Board designated the Audit Committee to also serve as the Company's Qualified Legal Compliance Committee ("QLCC") in accordance with SEC rules and regulations. The QLCC is responsible for handling reports of a material violation of the securities laws or a breach of a fiduciary duty by the Company, its officers, directors, employees, or agents. The QLCC has the authority and responsibility to inform the Company's Chief Executive Officer of any violations. It can determine whether an investigation is necessary and can take appropriate action to address these reports. If an investigation is deemed necessary or appropriate, the QLCC has the authority to notify the Board, initiate an investigation and retain outside experts.

The Audit Committee is composed solely of independent directors, as that term is defined in Rule 4200(a)(15) by the Nasdaq Rules, and as independence for audit committee members is defined in the Nasdaq Rules. None of the committee members is or has been an officer or employee of the Company or any of its subsidiaries or has engaged in any business transaction or has any business or family relationship with the Company or any of its subsidiaries or affiliates. The Audit Committee Chairman, Mr. Sansom, has been designated by the Board as the Audit Committee's financial expert. Mr. Sansom is independent of management, as such term is used in item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

The Company's management has the primary responsibility for the Company's financial statements and reporting process, including the systems of internal controls. The Company's outside auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The committee's responsibility is to monitor and oversee these processes and to recommend annually to the Board of Directors the accountants to serve as the Company's outside auditors for the coming year.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met four times during 2003.

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K for 2003, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee also reviewed with the Company's outside auditors, Ernst & Young LLP, as to their judgments about the quality (rather than just the acceptability) of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee discussed with Ernst & Young LLP their independence from management and the Company, including the matters in the written disclosures required of Ernst & Young LLP by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of services during 2003 by Ernst & Young LLP that were unrelated to their audit of the financial statements referred to above and to their reviews of the Company's interim financial statements during 2003 is compatible with maintaining Ernst & Young LLP's independence.

Additionally, the Audit Committee discussed with the Company's internal and independent auditors the overall scope and plan for their respective audits. The Audit Committee met with the outside auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2003 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
William B. Sansom, Chairman
Ronald W. Dunmire
William D. Gehl
Ronald F. Green

March 10, 2004

SECTION 16(A) FILING REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own beneficially more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of such stock with the Securities and Exchange Commission and the National Association of Securities Dealers. These persons are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, its directors, executive officers and greater than 10% shareholders complied during fiscal 2003 with all applicable Section 16(a) filing requirements.

AUDITORS

Ernst & Young LLP served as the Company's auditors for the year ended December 31, 2003, and that firm of independent accountants is serving as auditors for the Company for the current calendar year. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The reports of Ernst & Young LLP on the financial statements of the Company for the three most recent fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

Audit Fees

The aggregate fees billed by Ernst & Young LLP for audit services during the fiscal years ended December 31, 2002 and 2003 were $545,466 and $574,657, respectively. These are fees for professional services performed for the audit of the Company's annual financial statements and the required review of financial statements included in the Company's Form 10-Q filings, as well as fees for subsidiary audits.

Audit-Related Fees

The aggregate fees billed by Ernst & Young LLP for audit-related services during the fiscal years ended December 31, 2002 and 2003 were $32,770 and $75,200, respectively. These are fees for audits of financial statements of employee benefit plans, Sarbanes-Oxley work, and accounting assistance.

Tax Fees

The aggregate fees billed by Ernst & Young LLP for tax services during the fiscal years ended December 31, 2002 and 2003 were $392,421 and $338,872, respectively. These are fees for tax compliance and tax consulting services.

All Other Fees

The aggregate fees billed by Ernst & Young LLP for professional services rendered during the fiscal years ended December 31, 2002 and 2003, other than as stated above under the captions Audit Fees, Audit-Related Fees, and Tax Fees were $1,283 and $1,433, respectively. These are fees for the royalty audit of one of the Company's foreign subsidiaries.

Audit Fee Approval

The percentage of fees paid to Ernst & Young LLP for audit-related services that were approved by the Company's Audit Committee was 100% in fiscal 2002 and 100% in fiscal 2003.

The percentage of fees paid to Ernst & Young LLP for tax services that were approved by the Company's Audit Committee was 86% in fiscal 2002 and 100% in fiscal 2003.

The percentage of fees paid to Ernst & Young LLP for all other non-audit-related services that were approved by the Company's Audit Committee was76% in fiscal 2002 and 100% in fiscal 2003.

Audit Committee Pre-Approval Policy

      Since October 24, 2002, the Company's Audit Committee has approved all fees for audit and non-audit services of the Company's independent auditor prior to engagement. It is the policy of the Audit Committee, as set forth in the Audit Committee Charter (attached as Appendix A), to pre-approve, to the extent required by applicable law, all audit and non-audit services provided to the Company by its independent auditors. In accordance with applicable law, the Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant the required pre-approvals, provided that the decisions of any member(s) to whom such authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee has delegated to each of its members the authority to grant the required pre-approvals for any engagement that does not exceed twenty-five thousand dollars ($25,000).

Audit Committee Review

The Company's Audit Committee has reviewed the services rendered and the fees billed by Ernst & Young LLP for the fiscal year ended December 31, 2003. The Audit Committee has determined that the services rendered and the fees billed last year that were not related to the audit of the Company's financial statements are compatible with the independence of Ernst & Young LLP as the Company's independent accountants.

SOLICITATION OF PROXIES

The costs of soliciting proxy appointments will be paid by the Company. In addition to solicitation by mail, officers of the Company may solicit proxy appointments by personal interview, and by telephone and telegraph, and may request brokers holding stock in their names, or the names of nominees, to forward proxy soliciting material to the beneficial owners of such stock and will reimburse such brokers for their reasonable expenses.

OTHER MATTERS

Management does not know of any other matters to be brought before the meeting other than those referred to above. If any matters which are not specifically set forth in the form of proxy appointment and this proxy statement properly come before the meeting, the persons appointed as proxies will vote thereon in accordance with their best judgment.

Whether or not you expect to be present at the meeting in person, you may vote your shares via a toll-free telephone number or via the internet or you may sign, date, and return promptly the enclosed proxy appointment card in the enclosed envelope. No postage is necessary if the proxy appointment card is mailed in the United States.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Proposals of shareholders of the Company, made pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, intended to be presented for consideration at the 2005 Annual Meeting of Shareholders of the Company must be received by the Company at its principal executive offices on or before November 15, 2004 in order to be included in the Company's Proxy Statement and Form of Proxy Appointment relating to the 2005 Annual Meeting of Shareholders.

The Company shall have discretionary authority to vote on any shareholder proposal, if the Company does not receive notice of such shareholder proposal by February 6, 2005.

The Board of Directors has unanimously adopted a process to facilitate written communications by shareholders to the Board. Shareholders wishing to write to the Board of Directors of the Company or a specified director or committee of the Board should send correspondence to the Secretary of the Company, Astec Industries, Inc. at 1725 Shepherd Road, Chattanooga, Tennessee 37421. All written communications received in such manner from shareholders of the Company shall be forwarded to the members of the Board of Directors to whom the communication is directed or, if the communication is not directed to any particular member(s) or committee of the Board of Directors, the communication shall be forwarded to all members of the Board of Directors.

APPENDIX A

CHARTER OF THE
AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS of
ASTEC INDUSTRIES, INC.
As Amended and Restated on
March 11, 2004
(Initially Adopted March 14, 2000)

I. INTRODUCTION AND PURPOSE

There shall be a committee of the Board of Directors of Astec Industries, Inc. (the "Corporation") known as the Audit Committee (the "Committee"). The Committee is appointed by the Board of Directors to assist the Board in overseeing the accounting and financial reporting process of the Corporation and the audits of the Corporation's financial statements. The Committee's primary objectives are to:

  Serve as an independent party to assist the Board of Directors in overseeing the Corporation's financial reporting process and systems of internal controls regarding finance and accounting.

  Appoint and oversee the Corporation's independent auditors.

  Receive and address complaints relating to accounting, internal accounting controls and auditing matters.

  Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as all books, records and personnel in the organization. The Committee has the ability to retain, at the Corporation's expense, outside legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. Furthermore, the Corporation must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, (ii) compensation to any advisors employed by the Committee and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate to carry out its duties. The independent auditors shall report directly to the Committee and are ultimately accountable to the Committee and the Board of Directors.

The Committee's job is one of oversight and it recognizes that the Corporation's management is responsible for preparing the Corporation's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the independent auditors, have more time and more detailed information about the Corporation than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the independent auditors' work.

II. COMPOSITION

The Committee shall be comprised of three or more independent directors meeting the requirements of the Nasdaq National Market ("Nasdaq") listing standards and the rules of the Securities and Exchange Commission (the "SEC"). In addition, no member of the Committee may, other than in his or her capacity as a member of the Committee, the Board of Directors or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from the Corporation or any subsidiary, nor may any member of the Committee be an affiliated person of the Corporation or any subsidiary. Furthermore, each member of the Committee must not have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the three years prior to appointment on the Committee.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member must have past employment experience in finance or accounting, a professional certification in accounting, or any other comparable experience or background, as required by the Nasdaq listing standards. In addition, the Committee shall have at least one member who is an "audit committee financial expert" as defined by the rules of the SEC.

The Board of Directors on the recommendation of the Nominating Committee shall appoint the members of the Committee. Unless a Chairperson is designated by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership. The Board of Directors may, at any time, remove one or more directors as members of the Committee.

III. MEETINGS

The Committee shall meet at least three times per year, but may meet more frequently as circumstances dictate. The Committee shall periodically meet privately in executive session with management and the independent auditors to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chairperson, should communicate quarterly with the independent auditors and management to review the Corporation's financial statements and significant findings based upon the independent auditors' limited review procedures.

IV. AUTHORITY AND RESPONSIBILITIES

The Committee shall discharge its responsibilities, in addition to those responsibilities enumerated below, as it deems prudent. The Committee shall:

  Directly appoint, retain, compensate, evaluate and oversee the Corporation's independent auditors. The Committee shall ensure the regular rotation of the lead audit partner of the independent auditors and establish clear hiring policies for current or former employees of the independent auditors.

  Receive from the independent auditors a formal written statement delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard 1. The Committee shall engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor. Furthermore, the Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditors.

  Annually obtain and review a report from the independent auditors, which shall be delivered prior to and within 90 days of the filing of the audit report with the SEC, which sets forth (a) all critical accounting policies and practices of the Corporation, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and management, including differences of opinion, if any, between the independent auditors and management.

  Oversee the resolution of any disagreements between management and the independent auditors regarding financial reporting, and consult privately with the independent auditors about those matters required to be discussed by Statement on Auditing Standards No. 61.

  Pre-approve, to the extent required by applicable law, all audit and non-audit engagements and the related fees and terms with the independent auditors. In accordance with applicable law, the Committee may delegate this pre-approval authority to one or more designated members of the Committee; provided, that any such decision made pursuant to the foregoing delegation of authority shall be presented to the Committee at its next regularly scheduled meeting. The Committee shall disclose its pre-approval policies and procedures for any audit and non-audit services. Furthermore, the Committee's approval of any non-audit service by the independent auditor shall be disclosed in the Corporation's periodic reports.

  Review, or the Chairperson of the Committee shall review, with management and the independent auditors the Corporation's unaudited quarterly financial statements prior to their filing or distribution. The Committee shall discuss with management and the independent auditors the audited financial statements and make a recommendation to management as to whether such audited financial statements should be included in the Corporation's Annual Report on Form 10-K for the last fiscal year to be filed with the SEC.

  Annually prepare a report to stockholders as required by the Corporation for inclusion in the Corporation's proxy statement for its annual meeting of stockholders.

  Consider in consultation with management, the independent auditors, and the internal auditors, the integrity of the Corporation's financial reporting processes and review and assess the adequacy of internal accounting procedures and controls.

  Discuss with management all significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation's ability to record, process, summarize and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls.

  Review and approve any related party transactions (as defined by the Nasdaq listing standards) involving the Corporation.

  When appropriate, form and delegate authority to subcommittees or individual members of the Committee.

  Establish and maintain procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

  At least annually, review and reassess the adequacy of this Charter and evaluate the performance of the Committee and report the results thereof to the Board of Directors.

  Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Neither the scope of this Charter, the detail of activities contained herein nor the service of a Board member on the Committee shall operate to expand or enhance the degree of care or diminish any protections or limitation of liability otherwise applicable to the duties of a member of the Board of Directors under Tennessee law. Consistent with the Tennessee General Corporation Act, each member of the Committee shall, in the performance of such member's duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board of Directors or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

V. QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Committee shall also serve as the Company's Qualified Legal Compliance Committee in accordance with the Qualified Legal Compliance Committee Charter.

[FORM OF PROXY APPOINTMENT-FRONT]

ASTEC INDUSTRIES, INC.
PROXY APPOINTMENT SOLICITED BY AND ON BEHALF OF
THE BOARD OF DIRECTORS
For Annual Meeting of Shareholders to be Held on April 27, 2004

The undersigned hereby appoints J. Don Brock and Albert E. Guth and each of them, with individual power of substitution, proxies to vote all shares of the Common Stock of Astec Industries, Inc. (the "Company") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held in Chattanooga, Tennessee on April 27, 2004, and at any adjournment thereof, as follows:

For participants in the Company's 401(k) Retirement Plan, as amended and restated on January 1, 1997 ("Plan"), this card also provides voting instructions to the Trustee under the Plan for the undersigned's allowable portion, if any, of the total number of shares of Common Stock of the Company held by such Plan as indicated on the reverse side hereof. These voting instructions are solicited and will be carried out in accordance with the applicable provisions of the Plan.

(Continued and to be signed and dated on other side)

[FORM OF PROXY APPOINTMENT-BACK]

THIS PROXY APPOINTMENT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY APPOINTMENT WILL BE VOTED AFFIRMATIVELY ON PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

1. To vote for the election as directors of the Company in Class III of the four nominees set forth below to serve until the 2007 Annual Meeting of Shareholders, or in the case of each nominee until his successor is duly elected and qualified, as set forth in the accompanying Proxy Statement:

NOMINEES:
  J. Don Brock
  Albert E. Guth
  W. Norman Smith and
  William B. Sansom

☐ FOR all nominees (except as indicated to the contrary below)

☐ AUTHORITY WITHHELD vote for all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), list name(s) below.)

2. To vote for the election as director of the Company in Class II of the nominee set forth below to serve until the 2006 Annual Meeting of Shareholders, or until his successor is duly elected and qualified, as set forth in the accompanying Proxy Statement:

NOMINEE:

R. Douglas Moffat

☐ FOR

☐ AUTHORITY WITHHELD

3. To vote in accordance with their best judgment upon such other matters as may properly come before the meeting or any adjournments thereof.

☐ FOR

☐ AGAINST

☐ ABSTAIN

IMPORTANT: Please date this proxy appointment card and sign exactly as your name or names appear(s) hereon. If the stock is held jointly, signatures should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give full title. In order to ensure that your shares will be represented at the Annual Meeting of Shareholders, please vote, sign, date, and return this proxy appointment card promptly in the enclosed business reply envelope. If you do attend the meeting, you may, if you wish, withdraw your proxy appointment and vote in person.

__________________________________________ (SEAL)
Signature
__________________________________________(SEAL)
Signature
DATE_________________________________, 2003

[FOLD AND DETACH HERE]

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the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/aste Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

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